Contingencies	12 Months Ended
Dec. 31, 2023
Contingencies [Abstract]
Contingencies
27	Contingencies

a)	RPS Claim

On August 7, 2007, Transportación Marítima Mexicana, S.A. de C.V. (‘TMM’) filed a claim for arbitration against Refined Product Services (“RPS”) for US$50 thousand, f(approximately $845) or various expenses incurred by TMM due to the delay of the re-delivery of the tanker vessel Palenque.

On October 19, 2007, RPS filed a countersuit for US$3.0 million, (approximately $50,681) for alleged faults and lack of maintenance involving the tanker vessel Palenque, and also consequential damages for having lost a contract while the vessel was being repaired. The consolidated financial statements did not present any significant claims for payments of loss (RPS) during 2023 and 2022, and up to the authorization date hereof.

The Company’s Management and its legal advisors consider the position against this countersuit is strong, as there are sufficient elements and arguments for defense, also the amount claimed by RPS would appear to be excessive and for non-supported issues.

b)	Tax liabilities determined on TMM

On February 5, 2020, TMM filed a lawsuit against the resolutions that determined several tax credits for alleged omissions of Income Tax and VAT withholdings to foreign residents, corresponding to the 2014 fiscal year, as of the date of the consolidated financial statements, it is still under study.

c)	Motions for Annulment against various tax provisions

During 2017 and 2016, Grupo TMM filed Motions for Annulment with the Federal Court of Administrative Justice against various decisions of the Tax Administration Service (SAT), on the rejection of deductions (tax year 2007), modifications to the Consolidation Regime for controlled companies (tax year 2005), deferred income tax on consolidation (tax year 2010), and the termination of the consolidation regime (tax year 2013). It should be noted that all jurisdictional instances have been resorted to, including the revaluation of the determinants is being considered for a negotiation in favor of the Group’s interests; at the date of the consolidated financial statements it is still under study.

d)	Other legal proceedings

The Company is participating in to various other legal proceedings and administrative actions, all of which are of an ordinary or routine nature and incidental to its operations. Although it is impossible to predict the outcome of any legal proceeding, in the opinion of the Company’s Management, such proceedings and actions should not, individually or in the aggregate, have a material adverse effect on the Company’s financial condition, results of operations or liquidity.

e)	Operations with related parties

Under the Income Tax Law, companies that conduct operations with related parties, nationals or nonresidents, are subject to fiscal limitations and obligations regarding the determination of the prices negotiated, as these must be comparable to those that would be used with or between independent parties on similar operations.

In the event the tax authorities were to review the prices and reject the amounts determined, they may demand, an addition to the taxes and accessory charges corresponding (adjustments and surcharges), fines on omitted taxes, which could be for up to 100% of the adjusted tax amount.

The Company has significant transactions and relations with related parties, for which the Company holds documentation that confirms the terms of these transactions were conducted in 2022 similarly to transactions between unrelated parties. The Company and its subsidiaries are in the process of completing this study for 2023.

f)	Other legislation

Grupo TMM and Subsidiaries are subject to the laws and ordinances of other countries, as well as international regulations governing maritime transportation and the observance of safety and environmental regulations.